Exhibit 99.1

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[LOGO]

State of the North American PBC Market
TMRC Conference
May 6, 2003

Kent Alder

President
and
Chief Executive Officer

Safe Harbor Provision

During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company.  We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially.

We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s 10-K for our last fiscal year ended December 31, 2002.  Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements.  We undertake no obligation to update such projections or such forward-looking statements in the future.

For your convenient reference, a copy of this presentation on Form 8-K has been filed with the Securities and Exchange Commission and will be posted on our website.

Industry Overview

North American PCB Market
Challenging Industry Trends

•	Prolonged downturn in electronics industry	•	Diversified customer base —well positioned for recovery

•	Increased competition	•	Focus on cost management and operational efficiency

•	Capacity reduction / consolidation	•	Remaining competitors gaining customers / share

•	North American PCB market transitioning to high mix, high complexity	•	Differentiation through technology and service

•	Several companies experiencing liquidity constraints / solvency issues	•	Well capitalized players capturing share

Consolidation Trends-

U.S. PCB Market

10 firms with sales > $100 million

6 firms with sales $50 – $99.9 million

29 firms with sales $20 – $49.9 million

69 firms with sales $10 – $19.9 million

115 firms with sales

$5 – $9.9 million

283 firms with sales

< $5 million

Increasing Market Share Among the Top Tier Firms	2001 Total U.S. Industry
32% in 1990	Sales: $6.0 Billion
45% in 2001

Consolidation Trends-

U.S. PCB Market

Estimate of U.S. PCB fabricators with

>$100 million in 2002 revenues*

Independent
Public		Captive		Integrated EMS
•	TTM	•	Tyco	•	Sanmina
•	DDI	•	IBM — Endicott	•	Flextronics
•	Merix	•	Photocircuits	•	Viasystems
		•	3M

TTM continues to benefit from rapid consolidation in the U.S. PCB market

*PCB Fab magazine, September 2002

Capacity Reductions:
30% - 35% Since 2001

Announced Plant Closings(1)	Estimated Capacity Shutdown(2)

2001 Total	$1,655

2002
Sanmina (NH)	$70 — $80
Teradyne (CA)	$60 — $70
Omni Circuits (CA)	$30 — $35
Honeywell (Various U.S. Sites)	$60 — $100
Tyco Advanced Quick (FL)	$60
Paragon Circuits (CA)	$20
Carolina Circuits (SC)	$40
Viasystems (Toronto)	$50
Printed Circuit Corp (MA)	$40
Flextronics / Multek (CA)	$40
TTM Burlington (WA)	$30

Total	$2,155 - $2,220

Source: Research analysts / company estimates.

(1)          Some facilities could re-open if demand improves, but this would require significant lead time and rebuilding of front-end capabilities.

(2)          Measured in 2001 revenue.

PCB Competitive Landscape

TTM focus
Panel volume	Most susceptible to Asian competition	Most susceptible to Asian competition	Transitional markets	Transitional markets

High (lots of 1,000+)	• PCs	• Cell phones		• High-end networking
	• Computer peripherals	• Advanced PDAs
	• Automotive	• Power supplies
• Consumer electronics

Medium (lots of 1000-)	• PCs		• Low-end servers	• High-end servers
	• Computer peripherals		• High-end computers	• Telecom infrastructure
• Semiconductor capital equipment

Low (lots of 100-)	• Misc. industrial equipment		• Semicap equipment	• Specialized communications
	• Low-end aerospace/defense		• Medical equipment	• High-end aerospace/ defense
• Aerospace/ defense
• Instrumentation
• Industrial equipment
QTA
	0-8 layers, standard materials	9-15 layers, standard materials		16+ layers, exotic materials
Technology Level

Advantages of Niche Focus -Time and Technology

•  Faster Growth

•  Access to more diversified customer base

•  Critical to NPI across industries

•  Superior margins and profitability

•  Significant barriers to entry

•  Unique capabilities and culture for time

•  Significant investment and expertise for technology

•  Few competitors in either target market segment

TTM’s Strategy

TTM’s Strategy

Industry-Leading Financial Results

Strong Long-Term Outlook

Customers / End Markets

•  Diversified customer base of industry leading clients

•  Targeting emerging customers and end-markets

•  Expanded sales force

Time

•  24 hour turn-time capability

•  Prototype to mid-volume production in under 10 days

•  Ability to handle 40 – 45 new designs per day

Financial Strength

•  Strong balance sheet

•  Superior asset management

• Opportunistic acquisitions

Technology

•  Specialization in high layer count, advanced technology PCBs

•  Provider of valued-added engineering / design services

•  ACI—industry leading layer count of 18

Time-to-Market:  TTM Technologies

•  Leader of quick-turn and technologically advanced printed circuit board solutions

[CHART]

Price by Delivery Time

[CHART]

Recent Development:
Advanced Circuits (ACI) Acquisition

•	Strategic fit	•	Positions TTM as leading technology provider

•	Scale	•	Creates one of three largest U.S. PCB fabricators
		•	Favorably impacts material and capital costs

•	Customers	•	New blue chip relationships
		•	Minimal customer overlap drives cross selling opportunities

•	Purchase price / balance sheet	•	Attractive pricing
		•	Maintain strong balance sheet

•	Financial performance	•	Restructurings during 2002
		•	Profitability expected in 2003

•	Mutually beneficial transaction	•	Core focus vs. orphan asset

ACI Acquisition:

Doubles Revenue Base / Minimal Overlap

TTM		ACI

[LOGO]	42% Sales	[LOGO]	>90% Sales

2002 pro forma revenues $185 million*

*Pro forma estimates include annualized fourth quarter revenues for ACI combined with 2002 full year results for remaining TTM divisions

ACI Acquisition:

Strategic Fit

TTM			ACI

•	Premier quick-turn provider		•	Leading edge technology provider
•	Industry leading financial performance			•	Average layer count of 17
	•	Strong balance sheet		•	Expertise in specialty materials
	•	Lowest cost structure		•	Tier I customer base
•		Proven strategy and execution

• Serve most attractive niches of PBC industry

• Diversified customers and end-markets

• Superior margins and profitability

• Top 3 PCB fabricator in U.S.

ACI Upgrades TTM’s
Technological Capabilities

1Q 2003 average layer count of 13

[CHART]

Recognized by

Industry Leaders

OEMs	EMS Providers

[LOGO]	[LOGO]

TTM Serves Diversified

End-Markets

(% of Revenues)

	1999	2000	2001	2002	1Q 2003

Networking/ Communication	25%	34%	34%	31%	34%

Industrial/ Medical	21%	19%	27%	26%	11%

High-End Computing	22%	27%	20%	15%	41%

Computer Peripherals	23%	12%	10%	20%	10%

Handheld	5%	5%	4%	3%	2%

Other	5%	4%	5%	5%	4%

Future Acquisition Strategy

•                  Niche-oriented

•                  Expand quick-turn market share

•                  Expand specialty materials opportunities with military / aerospace end-market exposure

•                  Develop profitable Asian relationship

•                  Focus on PCB manufacturing

Stacey Peterson

Chief Financial Officer

Historical Sales Growth

[CHART]

*Pro forma estimates include annualized fourth quarter revenues for ACI combined with 2002 full year results for remaining TTM divisions

Historical EBITDA and

EBITDA Margin

[CHART]

*EBITDA means earnings before interest expense (including amortization of debt issuance costs), interest income and other, income taxes, depreciation and amortization and non-cash restructuring charges.        EBITDA Margin = EBITDA / Sales

EBITDA Reconciliation

	1998	1999	2000	2001	2002	1Q 2003

Net Income	8.4	(0.2)	28.1	11.0	1.6	(0.2)
Add back items:
Extraordinary item	—	1.5	6.8	—	(6.3)	(0.8)
Income taxes	—	0.8	(1.9)	6.2	(2.3)	(0.5)
Interest expense	0.8	10.4	12.2	2.6	1.1	0.2
Amortization of debt issuance costs	0.1	0.8	0.7	0.0	0.1	0.0
Interest income and other	(0.9)	(0.1)	(0.2)	(0.6)	(0.7)	(0.1)
Depreciation of property, plant, and equipment	3.0	3.6	5.5	8.3	8.8	1.9
Amortization of intangibles	—	2.2	4.8	4.8	1.2	0.3
Amortization of deferred retention bonus	0.1	1.8	5.5	—	—	—
Non-cash restructuring charges	—	—	—	—	1.8	—
Total	3.1	21.2	33.4	21.3	3.7	1.0

EBITDA	11.6	20.9	61.5	32.3	5.3	0.9

First Quarter 2003 Results

Dollars in millions, except per share data

	FIRST QUARTER
	2002	2003
Sales	$23.7	$39.6

Gross Profit	2.6	4.5

Operating Profit	(0.2)	(1.3)

Net Income Before Extraordinary*	(0.3)	(0.8)

EPS Before Extraordinary*	$(0.01)	$(0.02)

Operating Cash Flow	$3.9	$7.8

Inventory Turns	26x	14x

*1Q 2003 results includes $203,000 restructuring charge and are before extraordinary gain of $824,000, related to acquisition of ACI

Capitalized

for Future Growth

	12/31/02	3/31/03

Cash	$18.9	$26.1

Net Cash (Debt)	8.9	16.1

Total Shareholders’ Equity	167.4	167.5

Total Capitalization	177.4	177.5

Interest Coverage*	4.9x	5.8x

*EBITDA / Interest Expense, includes cash restructuring charges of $2.0 M for 2002 and $203,000 for 1Q 2003

Conclusion

•                  Proven, industry-leading execution

•                  ACI acquisition establishes TTM as leading technology provider

•                  Well-positioned for industry recovery as one of the largest U.S. PCB fabricators

•                  Investing in “time” and “technology”

•                  Positioned to gain market share as industry “winner”

•                  Strong balance sheet

[LOGO]